Exhibit 99.1

Pacific Coast Oil Trust Announces Secondary Offering of

Trust Units by Selling Unitholders

LOS ANGELES, June 9, 2014 – Pacific Coast Oil Trust (NYSE: ROYT) announced today that certain holders of its trust units (Selling Unitholders) affiliated with Pacific Coast Energy Company LP (PCEC) have agreed to sell an aggregate of 2,654,436 trust units in Pacific Coast Oil Trust (Trust) pursuant to an underwritten secondary public offering. None of the Trust, Pacific Coast Energy Company LP (PCEC) or PCEC’s management will sell any trust units in the secondary offering nor will they receive any proceeds from the offering.

Morgan Stanley is acting as the sole underwriter for the offering.

The trust units will be sold pursuant to a prospectus supplement and accompanying prospectus as part of an effective shelf registration statement filed by the Trust with the Securities and Exchange Commission (SEC). Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov. Copies of the prospectus supplement and accompanying prospectus for this offering may be obtained from the offices of:

Morgan Stanley

Attn: Prospectus Department

180 Varick Street, 2nd Floor

New York, New York 10014

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Pacific Coast Oil Trust

Pacific Coast Oil Trust is a Delaware statutory trust formed by PCEC to own net profits interests and an overriding royalty interest in certain oil and gas properties held by PCEC and located in California in the Santa Maria Basin and the Los Angeles Basin.

About Pacific Coast Energy Company

PCEC, formerly named BreitBurn Energy Company L.P., is a privately held Delaware limited partnership engaged in the production and development of oil and natural gas from its Orcutt properties located in the Santa Maria Basin and its East Coyote, Sawtelle, and West Pico properties located in the Los Angeles Basin in California.

Cautionary Statement Regarding Forward-Looking Information

This press release may contain forward-looking statements. All statements other than statements of historical fact contained in this press release are forward-looking statements, including all statements regarding future financial results. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plans,” “project,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “could,” “potential,” “continue” or the negative of these terms or other similar terms or phrases. Forward-looking statements are not guarantees of future performance and involve known and unknown risks. Factors which may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made include, but are not limited to: the effect of existing and future laws and government and regulatory actions, including the failure to obtain necessary discretionary permits; the effect of changes in commodity prices or in alternative fuel prices; risks associated with the drilling and operation of oil and natural gas wells; the amount of future direct operating expenses and development expenses; conditions in the capital markets; competition in the energy industry; uncertainty of estimates of oil and natural gas reserves and production; and cost inflation. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Trust can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this press release, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Contacts:

Antonio D’Amico

Vice President, Investor Relations & Government Affairs

Pacific Coast Energy Company LP

(213) 225-0252

Jessica Tang

Investor Relations Coordinator

Pacific Coast Energy Company LP

(213) 225-0210

Sarah C. Newell

The Bank of New York Mellon Trust Company, N.A.

Trustee of Pacific Coast Oil Trust

(512) 236-6555

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